SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    Form 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): September 30, 1999

                      Abigail Adams National Bancorp, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                 0-10971               52-1508198
 ---------------------------    ----------------       ----------------
(State or other jurisdiction    (SEC File Number)      (I.R.S. Employer
      of incorporation)                                Identification No.)




Registrant's telephone number, including area code:  (202) 466-4090



                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 4.  Change of Accountants
         ---------------------

     On October 1, 1999 the Registrant filed a current on Form 8-K to state that on September 30, 1999, the Board of Directors of the Registrant determined to change their outside accounting firm to Keller Bruner & Company, LLP from Arthur Andersen, LLP. This ammendment is being made to file the letter of Arthur Anderson LLP indicating their concurrence with the Registrant's statements relating to them.


Exhibits
--------

1.  Letter from Arthur Andersen LLP

                          [Letterhead of Arthur Anderson]



October 21, 1999


Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Dear Sir or Madam:

We have read Item 4 included in the Form 8-K dated September 30, 1999 of Abigail Adams National Bancorp, Inc. filed with the Securities and Exchange Commission and are in agreement with the statements relating to us as the former auditor contained therein.

Very truly yours,

ARTHUR ANDERSEN LLP


By /s/ Shirley A. Edwards
   Shirley A. Edwards

jmc



cc:  Mrs. Kathleen Walsch Carr, President & Chief Executive Officer, Abigail
          Adams National Bancorp, Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           ABIGAIL ADAMS NATIONAL BANCORP, INC.


DATE: November 9, 1999                   By:    /s/  Jeanne D. Hubbard
                                               --------------------------------
                                               Jeanne D. Hubbard
                                               Chief Executive Officer and
                                               Chairwoman of the Board